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                                                                    EXHIBIT 99.A

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2002, of Southern Natural Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Somerhalder II, Chairman of the Board (Principal Executive Officer), certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                             /s/ John W. Somerhalder II
                                             ----------------------------------
                                             John W. Somerhalder II
                                             Chairman of the Board
                                             (Principal Executive Officer)

                                             November 13, 2002